SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 10, 2005
                                                   ---------------


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of Registrant as specified in its charter)

                                     Nevada
          (State or other jurisdiction of Incorporation or organization

        0-32323                                      20-1217659
 -----------------------                     --------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

16055 N. Dial Blvd Suite 5, Scottsdale, Arizona          85260
-----------------------------------------------          -----
(Address of principal executive offices)              (Zip Code)

                                 (480) 556-0821
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     License Agreement with Michael G. Wachholz
     ------------------------------------------

     On August 10, 2005, the Motorsports Emporium, Inc. (the "Company") entered into a License Agreement with Michael G. Wachholz ("Wachholz"), under which the Company has licensed from Wachholz certain Technology including known-how, services, product and blend applications techniques and specifications, and the exclusive right to use, manufacture, have manufactured, sell and distribute Prospeed GS610 Maximum Performance Brake Fluid. In addition, the Company has licensed from Wachholz the right to use the trademarks "Brake Deeper. Harder, Longer!", "Prospeed", "Prospeed Motorsport", "GS610", and "GS610 Maximum Performance Brake Fluid," and has also licensed for the Company's use, the websites www.prospeedmotorsports.com and www.gs610.com .

     The term of the License Agreement is five (5) years with an option to extent the term for an additional five (5) years at the sole discretion of the Company. Pursuant to the terms of the License Agreement, the Company shall pay an initial licensee fee of fifteen thousand dollars ($15,000), along with a monthly royalty fee equal to seven percent (7%) on all collected gross sales as it relates to the Licensed Product sold. Royalty payments shall be due within ten (10) days after the end of each calendar month accompanied.

     A copy of the License Agreement is attached hereto and incorporated by reference.

     Consulting Agreement with Michael G. Wachholz
     ---------------------------------------------

     On August 10, 2005, concurrently with the execution of the above referenced License Agreement, the Company entered into a Consulting Agreement with Michael
G. Wachholz, under which Wachholz will provide services to the Company relating to distribution, sales, advertising, marketing and strategic planning in connection with GS610 Maximum Performance Brake Fluid and provide advisory and consulting services related to business operations in the United States and International.

     The term of the Consulting Agreement is five (5) years, from August 10, 2005 to August 9, 2010. Pursuant to the terms of the Consulting Agreement, Wachholz shall be compensated for his consulting services as follows:

          (a) 2,500,000 restricted shares of the Company's common stock subject to adjustment for stock reverse, stock split or stock dividend in a manner equal/consistent with all other common stock shareholders. Wachholz shall received such shares on the 181st day from the effective date of the Consulting Agreement provided Wachholz has provided 180 days of continuous consulting to Company.

          (b) 3,000,000 restricted shares of the Company's common stock subject to adjustment for stock reverse, stock split or stock dividend in a manner equal/consistent with all other common stock shareholders. Wachholz will receive these shares only if the Company extends this Consulting Agreement for an additional 5 years. Upon execution of the extension of the Consulting Agreement for a second 5 year term Wachholz will need to perform 180 days of continuous consulting service to the Company to receive the 3,000,000 shares. Pursuant to the terms of the Consulting Agreement said shares will be issued within 30 days of the effective date of the Consulting Agreement and will held until such time as the Company and Wachholz execute the extension of the Consulting Agreement for a second 5 year-term. In the event that the Consulting Agreement is not extend for a second 5 year term, the 3,000,000 shares will be cancelled and Wachholz shall have no right to such shares.

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          (c) 10% commission on all gross sales as it related to Licensed
     Product sold.

     A copy of the Consulting Agreement is attached hereto and incorporated by reference.

     Consulting Agreement with Tracey Baron
     --------------------------------------

     On August 11, 2005, concurrently with the purchase by Sunnydale, LLC of 26,470,588 restricted shares of common stock of the Company, as set forth below, the Company entered into a Consulting Agreement with Tracey Baron, the sole Member and Manager of Sunnydale, LLC, under which Mr. Baron will provide services to the Company relating to mergers, acquisitions, joint ventures, strategic partnerships and raising capital for business growth and/or debt reductions. The term of the Consulting Agreement is for a period of 18 months ending February 9, 2007. Pursuant to the terms of the Consulting Agreement, Mr. Baron shall receive the sum of $7,500 per month commencing September 1, 2005, for his services.

     A copy of the Consulting Agreement is attached hereto and incorporated by reference.

Item 3.02 Unregistered Sale of Equity Securities.

     Sale of Restricted Shares of Common Stock
     -----------------------------------------

     On August 9, 2005, the Company sold 26,470,588 restricted shares of common stock to Sunnydale, LLC, an Oregon limited liability company, for the purchase price of $225,000 (i.e. $0.0085 per share, which represented a 15% discount of the closing price of the Company's common stock as quoted on the OTCBB as of August 1, 2005). These shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

        Appointment of Tracey Baron to Board of Directors
        -------------------------------------------------

     On August 11, 2005, Tracey Baron, the sole member and manager of Sunnydale, LLC was appointed as a director of the Company to serve until the next annual meeting of the stockholders and until his successor is duly elected and qualified.

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

     Mr. Baron is a Washington State University graduate with a degree in Business and English. After graduation in 1991 Mr. Baron started in an entry level position for a nationwide boutique financial planning firm that specialized in financial solutions and strategies for the affluent client. In 1998 he became the Director of Planning, where he modeled complex issues for his clients in the arena of finance, taxation, security monetization, charitable planning and merger and acquisitions. In the spring of 2000 Mr. Baron decided to pursue his entrepreneurial dreams and left the financial planning field and started several successful businesses. These businesses include restaurants, night clubs, and a 65 acre planned development community in Portland, Oregon. Mr. Baron's success can also be traced to a Physical Fitness company he started that licenses fitness products to several major athletic companies in addition to several other start-up ventures. Mr. Baron has served on the board of directors of several companies and continues to seek out opportunities to assist in developing business plans for start-up ventures.

Item 8.01.  Other Events.

     Press Release Announcing the License Agreement for GS610 Maximum Performance Brake Fluid
     ----------------------------------------------------------------

     On August 12, 2005, the Company issued a Press Release announcing that it had entered into a License Agreement with Michael G. Wachholz for the license of certain Technology including known-how, services, product and blend applications techniques and specifications, and the exclusive right to use, manufacture, have manufactured, sell and distribute Prospeed GS610 Maximum Performance Brake Fluid. In addition, the Company has licensed from Wachholz the right to use the trademarks "Brake Deeper. Harder, Longer!", "Prospeed", "Prospeed Motorsport", "GS610", and "GS610 Maximum Performance Brake Fluid," and has also licensed for the Company's use, the websites www.prospeedmotorsports.com and www.gs610.com.development of performance brake fluids.

     A copy of the Press Release is incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.1

     Press Release Announcing the appointment of Tracey Baron to the Board of Directors
     ------------------------------------------------------------------------

     On August 15, 2005, the Company issued a Press Release announcing the addition of Tracey Baron to the board of directors. A copy of the Press Release is incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits.

            99.1     License Agreement with Michael G. Wachholz;
            99.2     Consulting Agreement with Michael G. Wachholz;
            99.3     Consulting Agreement with Tracey Baron;
            99.4     Press Release dated August 12, 2005; and
            99.5     Press Release dated August 15, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        Motorsports Emporium, Inc.
                                        (Registrant)


Date: August 15, 2005                   /S/ David Keaveney
                                        ---------------------------------------
                                        By: David Keaveney
                                        Its:  President and CEO

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